CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Semiannual Report for Schwab Strategic Trust – Fixed Income ETFs (“issuer”) on Form N-CSRS for the period ended June 30, 2015 (“periodic report”), each of the undersigned, being the Chief Executive Officer and Principal Financial Officer, hereby certifies, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The periodic report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the period presented therein.

/s/ Marie Chandoha	Date:	August 11, 2015
Marie Chandoha
President and Chief Executive Officer

/s/ George Pereira	Date:	August 11, 2015
George Pereira
Treasurer and Principal Financial Officer

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSRS with the Commission.